UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2018, Adaptimmune Therapeutics plc (the “Company” or “Adaptimmune”) entered into an agreement with Cell and Gene Therapy Catapult (the “Agreement”) for vector production in the UK. The Agreement is for a term of five years with earlier termination available to both parties on provision of 12 months’ notice. Termination is also possible in the event of material breach of the Agreement and insolvency of a party.

The Agreement will enable Adaptimmune to have its own dedicated vector manufacturing space in the UK. It will ensure vector supply production beyond 2020 for ongoing studies with all three SPEAR T-cell therapies, MAGE-A4, MAGE-A10 and AFP.

The module, in which Adaptimmune will use its own novel vector manufacturing process and be responsible for operation of the manufacturing process, is located in the UK-based CGT Manufacturing Centre. The CGT manufacturing Centre is a Good Manufacturing Practice (GMP) facility designed to enable the development of commercial scale manufacturing systems in cell and gene therapy by offering a full suite of GMP facilities, support and expertise.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Item 8.01. Other Events.

On January 8, 2018, the Company issued a press release announcing the successful manufacturing of the first SPEAR T-cells for a patient at its Navy Yard facility in Philadelphia and the Agreement. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

On January 8, 2018, the Company issued a press release announcing initial safety date from its two ongoing pilot studies of SPEAR T-cells targeting MAGE-A10. The press release is furnished as Exhibit 99.2 to this report and is incorporated by reference herein.

The information in Item 8.01 of this Form 8-K (including the attached Exhibit 99.1 and the attached Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release regarding SPEAR T-cell manufacturing and agreement with Cell and Gene Therapy Catapult dated January 8, 2018
99.2	Press release announcing safety data from pilot studies with MAGE-A10 SPEAR T-cells dated January 8, 2018

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press release regarding SPEAR T-cell manufacturing and agreement with Cell and Gene Therapy Catapult dated January 8, 2018.
99.2	Press release announcing safety data from pilot studies with MAGE-A10 SPEAR T-cells dated January 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: January 8, 2018	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary